SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	June 30, 2019 (Unaudited)

Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 97.3%
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$ 2,000,000	$ 2,338,520
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,763,185
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,766,011
	Series A, 4.00% due 8/1/2029	1,300,000	1,410,370
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	357,327
	Series B, 5.70% due 4/1/2027	3,000,000	3,646,140
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,755,949
	Bernalillo County (Government Services; Insured: Natl-Re),
	5.70% due 4/1/2027	815,000	990,535
	Series B, 5.00% due 4/1/2021	1,290,000	1,347,856
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	2,027,290
	Series A, 5.00% due 8/15/2021 - 8/15/2022	2,535,000	2,767,328
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,067,386
	City of Albuquerque (City Infrastructure Improvements), Series A, 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,700,541
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,243,482
	City of Albuquerque (Lodgers’ Tax Obligation Reserve Fund),
	Series A, 5.00% due 7/1/2021	1,340,000	1,343,765
	Series B, 5.00% due 7/1/2021	3,000,000	3,008,430
	City of Albuquerque GO, Series A, 4.00% due 7/1/2024	2,500,000	2,565,900
	City of Farmington (Arizona Public Service Co.-Four Corners Project),
	Series A, 4.70% due 5/1/2024	965,000	1,000,444
	Series B, 4.70% due 9/1/2024	4,000,000	4,146,920
	City of Farmington (San Juan Regional Medical Center), Series A, 5.00% due 6/1/2022	1,780,000	1,785,358
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,443,894
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,448,148
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,430,942
	City of Roswell, 4.00% due 8/1/2029	260,000	297,973
	City of Santa Fe (El Castillo Retirement Residences),
	4.50% due 5/15/2027	3,275,000	3,370,761
	5.00% due 5/15/2034	1,465,000	1,518,765
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,179,609
	City of Santa Fe, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,281,503
	Colfax County (Government Center Facility) ETM, 5.00% due 9/1/2019	125,000	125,753
	Colfax County (Government Center Facility), 5.50% due 9/1/2029 (pre-refunded 9/1/2019)	2,510,000	2,527,143
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,489,126
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	968,987
	Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	2,500,000	2,776,475
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	2,000,000	2,034,180
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2033	2,500,000	2,749,050
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2034	1,825,000	2,079,843
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,208,320
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,494,900
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2019 - 12/1/2022	4,000,000	4,166,580
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,816,175
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,177,210
	New Mexico Finance Authority,
	5.00% due 6/15/2029 - 6/1/2033	995,000	1,234,658
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,194,440
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,100,100
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 1.95% due 8/1/2034 (put 7/1/2019)	1,600,000	1,600,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services),
	5.00% due 8/1/2031	600,000	702,930
[b]	5.00% due 8/1/2031	1,150,000	1,399,688
	5.00% due 8/1/2039 (pre-refunded 8/1/2019)	3,000,000	3,008,880
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	370,000	370,318
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	3,805,000	4,036,082
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series C, 2.85% due 7/1/2031	640,000	657,101
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 4.625% due 3/1/2028	650,000	661,174

SCHEDULE OF INVESTMENTS, Continued
Thornburg New Mexico Intermediate Municipal Fund	June 30, 2019 (Unaudited)

Issuer-Description		PRINCIPAL AMOUNT	VALUE
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
[c]	4.00% due 5/1/2024	$ 250,000	$ 276,253
[c,d]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,166,800
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	4,095,000	4,851,306
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,088,540
	6.00% due 6/1/2021	100,000	106,153
	Rio Rancho Public School District No. 94 (Insured: BAM) (State Aid Withholding) GO, 5.00% due 8/1/2019 - 8/1/2020	1,100,000	1,123,265
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	3,037,900
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,123,713
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,390,000	1,618,016
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,867,934
	State of New Mexico (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,451,325
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,033,820
	4.25% due 6/1/2032	1,050,000	1,085,805
	University of New Mexico (SPA U.S. Bank N.A.),
[a]	1.90% due 6/1/2026 (put 7/5/2019)	2,000,000	2,000,000
[a]	Series C, 1.90% due 6/1/2030 (put 7/5/2019)	1,000,000	1,000,000
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,071,070
	Virgin Islands Public Finance Authority, Series A, 6.625% due 10/1/2029	2,500,000	2,493,750
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,748,225
	Total Investments — 97.3% (Cost $151,436,059)		$157,727,320
	Other Assets Less Liabilities — 2.7%		4,417,818
	Net Assets — 100.0%		$162,145,138

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
d	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at June 30, 2019.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg New Mexico Intermediate Municipal Fund	June 30, 2019 (Unaudited)

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of June 30, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at June 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 157,727,320	$ —	$ 157,727,320	$ —
Total Investments in Securities	$157,727,320	$—	$157,727,320	$—
Total Assets	$157,727,320	$—	$157,727,320	$—